EXHIBIT 23.4








                                LETTER OF CONSENT


We hereby consent to the incorporation by reference on Form 8-K of Calpine Corporation (the "Company") and to the said references to this firm for the Company's estimated Canadian proved reserves contained on Form 8-K dated December 31, 2004.

                                       Yours truly,

                                       GLJ PETROLEUM CONSULTANTS LTD.

                                       By: /s/ Myron J. Hladyshevsky
                                           ---------------------------------
                                           Myron J. Hladyshevsky, P. Eng.
                                           Vice President


Calgary, Alberta
October 11, 2005